                                                                      Exhibit 23

                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 2-73650) of H.B. Fuller Company of our report dated June 13, 2001 relating to the financial statements of the H.B. Fuller Company Thrift Plan, which appears in this Form 11-K.



/s/ PricewaterhouseCoopers LLP
------------------------------


PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 25, 2001